Execution Copy NA_DECHERT.95163257.2 SHARE PURCHASE COMMITMENT AGREEMENT This SHARE PURCHASE COMMITMENT AGREEMENT (this “Agreement”) is entered into as of March 3, 2026 (the “Effective Date”), between each of the purchasers listed on the signature pages hereto (each a “Buyer” and together the “Buyers”), and Aquestive Therapeutics, Inc., a corporation incorporated in the State of Delaware (the “Company”). WHEREAS, an investment vehicle under common management by RTW Investments, LP with the Buyers and the Company are party to that certain Purchase and Sale Agreement, dated August 13, 2025 (the “RTW Agreement”); WHEREAS, on the date hereof, the Company is entering into an amendment to the RTW Agreement (the “RTW Amendment”); and WHEREAS, in connection with the RTW Amendment, the parties hereto desire to set forth certain additional agreements as provided herein. NOW THEREFORE, in consideration of the covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Buyers hereby agree as follows: 1. Purchase Commitment. The Buyers hereby commit and agree that, during the period commencing on the Effective Date and ending on the date that is 90 days following the Effective Date (the “Commitment Period”), the Buyers shall, severally and not joint and severally, purchase from the Company, in one or more transactions (each, a “Purchase”), shares of Common Stock of the Company, par value “$0.001 per share (“Common Stock”), for an aggregate purchase price of not less than $5,000,000 (the “Purchase Commitment” and such shares of Common Stock issuable in connection therewith, the “Securities”). The per-share purchase price in respect of each Purchase shall be determined in accordance with Rule 415(a)(4) under the Securities Act. Each Purchase shall be effected pursuant to an effective Registration Statement (as defined in Section 2(e)), and closing shall not be conditioned upon the negotiation, execution or delivery of any additional purchase or transfer documentation. 2. Representations and Warranties of the Company. a. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its respective obligations hereunder and thereunder. The execution and delivery by the Company of this Agreement and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, or its Board of Directors or stockholders. The Agreement has been (or upon delivery will have been) duly executed by the Company, and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Company, enforceable against the Company, in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. b. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the reservation of Common Stock for the issuance of the Securities and the subsequent issuance of the Securities) do not and will not (i) conflict with or violate any provision of the Company or any of its subsidiaries’ certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any of its subsidiaries, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing the Company or a the Company subsidiary’s debt or otherwise) or other understanding to which the Company any of its subsidiaries is a party or by which any property or asset of the Company or any of its subsidiaries is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any governmental authority to which the Company or a the Company subsidiary is subject (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Stock Market LLC (“Nasdaq”) to which the Company is subject), or by which any property or asset of the Company or a the Company subsidiary is bound or affected; except in the case of clause (ii) or (iii) above, as would not reasonably be expected to (i) have or result in a material adverse effect on the legality, validity, binding effect or enforceability of this Agreement, (ii) have or result in a material adverse effect on the business operations, properties, assets, condition (financial or otherwise) or liabilities of the Company and its subsidiaries, taken as a whole, or (iii) have or result in a material adverse effect on the Company’s authority or ability to perform fully on a timely basis its obligations under this Agreement. c. Consents. Neither the Company nor any of its subsidiaries is required to obtain any consent, waiver, authorization, permit or order of, give any notice to, or make any filing or registration with, any governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement, other than the filing of any requisite notices and/or applications(s) to Nasdaq for the issuance and sale of the Securities and the listing of the Securities for trading thereon. The Company is not in violation of any material requirements of the Nasdaq and has no knowledge of any facts or circumstances which would reasonably be expected to result in the delisting or suspension of the Common Stock after the date hereof. d. Issuance of the Securities. The issuance of the Securities is duly authorized and, the Company has reserved from its duly authorized capital stock not less than 100% of the maximum number of Securities reasonably expected to be issuable hereunder. The Securities when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock (as set forth in the applicable charter documents). e. Registration. The Securities have been or will be registered under the Securities Act (as defined below), pursuant to an effective registration statement (together with the documents incorporated by reference therein, the “Registration Statement”), and the Company has filed or will make such filings with the Securities and Exchange Commission (the “Commission”) as are required by applicable law in connection with the issuance of the Securities, including, if applicable, a prospectus supplement (together with the applicable base prospectus, the “Prospectus”). The Registration Statement is and, as of the settlement date of the Securities, will be, effective, and no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened. The Registration Statement and the Prospectus, as of their respective effective or issue dates and as of the settlement date of the Securities, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. The issuance, sale and delivery of the Securities are being effected in compliance in all material respects with the Securities Act and the rules and regulations of the Commission thereunder. 3. Representations and Warranties of Buyers. a. Binding Agreement. This Agreement constitutes the legal, valid and binding obligation of such Buyer, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by such Buyer does not and will not conflict with, violate or cause a breach of any provision of the organizational documents of such Buyer. b. Accredited Investor Status. Each Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). c. Purchase for Own Account. Each Buyer is acquiring, and will acquire, any securities of the Company for its own account, for investment purposes only, and not with a view to, or for offer or sale in connection with, any distribution thereof within the meaning of the Securities Act. 4. Miscellaneous: Sections 11.5, 11.7, 11.8, 11.9, 11.10, 11.11, 11.12, 11.13 and 11.14 of the RTW Agreement shall be incorporated mutatis mutandis to this Agreement. [Signature Page Follows]

[Signature Page to the Share Purchase Commitment Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives thereunto duly authorized as of the date first above written. COMPANY AQUESTIVE THERAPEUTICS, INC. By: _/s/ Daniel Barber_______________ Name: Daniel Barber Title: Chief Executive Officer and President

[Signature Page to the Share Purchase Commitment Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective representatives thereunto duly authorized as of the date first above written. BUYER RTW MASTER FUND, LTD. By: __/s/ Darshan Patel_________________ Name: Darshan Patel Title: Director

[Signature Page to the Share Purchase Commitment Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective representatives thereunto duly authorized as of the date first above written. BUYER RTW INNOVATION MASTER FUND, LTD. By: ___/s/ Darshan Patel_______________ Name: Darshan Patel Title: Director

[Signature Page to the Share Purchase Commitment Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective representatives thereunto duly authorized as of the date first above written. BUYER RTW BIOTECH OPPORTUNITIES OPERATING LTD. By: RTW Investments, LP, its investment manager By: ____/s/ Roderick Wong, M.D.___________ Name: Roderick Wong, M.D. Title: Managing Partner 5009874956.4